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                      AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

     THIS AMENDMENT dated as of May 20, 1996, between Valassis Communications, Inc. ('Company'), Comerica Bank, Westpac Banking Corporation and The Long-Term Credit Bank of Japan, Ltd. (collectively, the 'Banks') and Comerica Bank, as agent for the Banks (in such capacity, 'Agent').

                                    RECITALS

     A. Company, Banks and Agent entered into that certain Revolving Credit Agreement dated as of August 11, 1995, as previously amended on December 15, 1995 ('Agreement').

     B. Company, Banks and Agent desire to amend the Agreement as set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. Section 6.4 of the Agreement is amended to read as follows:

          '6.4 Net Worth. Maintain at all times Consolidated Net Worth of not less than the following during the periods set forth below:

     from December 31, 1995 through March 30, 1996:
        ($306,000,000) less the Net Worth Adjustment

     from March 31, 1996 through June 29, 1996:
        ($303,000,000) less the Net Worth Adjustment

     from June 30, 1996 through September 29, 1996:
        ($297,000,000) less the Net Worth Adjustment

     from September 30, 1996 through December 30, 1996:
        ($293,000,000) less the Net Worth Adjustment

     from December 31, 1996 through March 30, 1997:
        ($288,000,000) less the Net Worth Adjustment

     from March 31, 1997 through June 29, 1997:
        ($283,000,000) less the Net Worth Adjustment

     from June 30, 1997 through September 29, 1997:
        ($278,000,000) less the Net Worth Adjustment

     from September 30, 1997 through December 30, 1997:
        ($273,000,000) less the Net Worth Adjustment

     from December 31, 1997 through March 30, 1998:
        ($268,000,000) less the Net Worth Adjustment

     from March 31, 1998 and thereafter:
        ($263,000,000) less the Net Worth Adjustment

     'Net Worth Adjustment' shall mean as of any date of determination the aggregate dollar amount paid by Company in



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redemptions  of the capital stock of Company  to such date under clause (iii) of
Section 7.1 hereof.'

     2. Section 7.1 of the Agreement is amended to read as follows:

          '7.1 Capital Structure and Redemptions. Purchase, acquire or redeem any of its capital stock other than (i) redemptions of the capital stock of Company not to exceed $100,000 in aggregate purchase price during any fiscal year of Company, provided that such stock is purchased solely for the purpose of being subsequently transferred to members of Company's Board of Directors who are not Affiliates or employees of Company or the Company's Affiliates, as a component of their annual compensation and it is held by Company as treasury stock until used for such purpose, (ii) purchases, acquisitions or redemptions of the Stock of Company not to exceed $2,000,000 in any fiscal year paid, provided that such stock is purchased solely for use in connection with an employee benefit plan or other employee incentive plan and is held by Company as treasury stock until used for such purpose, and (iii) other redemptions of the capital stock of Company not to exceed 5,000,000 shares of the capital stock of Company in the aggregate, provided that the aggregate amount of such redemptions made by Company under this clause (iii) plus the aggregate amount of dividends paid by Company in accordance with clause (ii) of
     Section 7.7 of this Agreement shall not exceed the following amount during the periods set forth below:

                Fiscal year 1996         $40,000,000
                Fiscal year 1997         $50,000,000
                Fiscal year 1998         $50,000,000.'

     3. Section 7.7 of the Agreement is amended to read as follows:

          '7.7 Dividends. Declare or pay any dividends in cash or property on or make any other distribution in cash or property with respect to any shares of its capital stock or other equity interests, whether by reduction of stockholders' equity or otherwise, except for (i) dividends and other distributions by Subsidiaries to Company and (ii) so long as immediately prior thereto and after giving effect thereto no Default and Event of Default has occurred and is continuing, cash dividends on the capital stock of Company in an amount not to exceed $7,500,000 in the aggregate during any fiscal quarter of Company, provided that the aggregate amount paid by Company in


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     redemptions of the capital stock of Company under clause (iii) of Section
     7.1 plus the aggregate amount of dividends paid by Company in accordance with this clause (ii) shall not exceed the following amount during the periods set forth below:

                Fiscal year 1996         $40,000,000
                Fiscal year 1997         $50,000,000
                Fiscal year 1998         $50,000,000.'

     4. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 5.1 through 5.23 and 5.25 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 5.24 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 6.3 of the Agreement; and (d) no Default or Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

     5. Except as expressly modified herein, all of the terms and conditions of this Agreement shall remain in full force and effect. This Amendment may be signed in counterparts.

COMERICA BANK, as Agent                VALASSIS COMMUNICATIONS, INC.

By: /s/ Peter A. Loeffler              By:  /s/ Robert L. Recchia
  ------------------------                 -----------------------------

Its: First Vice President              Its:  Chief Financial Officer
     ---------------------                  ----------------------------

                                       BANKS:

                                       COMERICA BANK

                                       By: /s/ Peter A. Loeffler
                                         -------------------------------

                                       Its:  First Vice President
                                          ------------------------------

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                                       WESTPAC BANKING CORPORATION

                                       By:  /s/ Craig Jones
                                            -----------------------------

                                       Its:  Vice President
                                          ------------------------------

                                       THE LONG-TERM CREDIT BANK OF
                                       JAPAN, LTD. CHICAGO BRANCH

                                       By:  /s/ Mark A. Thompson
                                            -----------------------------
                                            Mark A. Thompson
                                       Its: Vice President and Deputy General
                                            Manager
                                          ------------------------------




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